UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 14, 2015

FENIX PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920

Westchester, Illinois 60154

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(630) 480-6413

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 14, 2015, the Company entered into and completed the transaction described in a Stock Purchase Agreement (the “Purchase Agreement”) between the Company and Ocean County Auto Wreckers, Inc., a New Jersey corporation (“Ocean County”), Anthony Zaccaro, Joseph Zaccaro, Cosmo F. Zaccaro, Jr., Jean Ann Cochran, Dolores Morrison and Gerald Gambino.

Pursuant to the Purchase Agreement, the Company acquired all of the issued and outstanding capital stock of Ocean County (the “Transaction”), which is engaged in the business of recycling and reselling OEM automotive parts in the state of New Jersey. The total consideration for the Transaction was $3,219,000, subject to certain adjustments. Approximately $2,632,000 of the purchase price was paid in cash and was funded from the proceeds of the Company’s recent initial public offering (IPO). $587,000 of the purchase price was paid in the form of unregistered common stock of the Company, the per share value of which was determined on the basis of the average (mean) of the closing price of a share of the Company’s common stock on each of the last 30 trading days preceding the closing date, as reported in the Nasdaq Global Market.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On August 18, 2015, the Company issued a press release attached as Exhibit 99.1 announcing the Transaction.

Item 8.01	Other Events

On August 14, 2015, the Company filed a Notification of Late Filing with the Securities and Exchange Commission (“SEC’) on Form 12b-25 pertaining to its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015 (the “10-Q”). Due to the complexity of the accounting issues arising out of the combination of businesses acquired concurrently with the Company’s initial public offering, the Company is unable to timely file the 10-Q within the 5-day extension period afforded to the Company by filing the Form 12b-25. The reasons for the delay are described more fully in the press release referred to below. The Company intends to file the 10-Q on September 2, 2015.

On August 18, 2015, the Company issued a press release attached as Exhibit 99.2 announcing the late filing of the 10-Q, the second quarter 2015 financial results release date, and a conference call to discuss the financial results.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1

Stock Purchase Agreement dated August 14, 2015 by and among Fenix Parts, Inc., a Delaware corporation, and Ocean County Auto Wreckers, Inc., and Anthony Zaccaro, Joseph Zaccaro, Cosmo Zaccaro, Jr., Jean Ann Cochran, Dolores Morrison and Gerald Gambino.

The registrant hereby agrees to supplementally furnish to the U.S. Securities and Exchange Commission upon request a copy of any omitted schedule or exhibit to the Stock Purchase Agreement.

99.1	Press release, dated August 18, 2015, entitled “Fenix Parts Announces Acquisition of Ocean County Auto Wreckers, Inc.”

99.2	Press release, dated August 18, 2015, entitled “Fenix Parts Provides Form 10-Q Filing Update, Second Quarter 2015 Financial Results Release Date and Conference Call Information”.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2015.

Fenix Parts, Inc.

	By	/s/ Kent Robertson
Kent Robertson
President and Chief Executive Officer

4